American Airlines, Inc.
6-1162-CLO-1043  Page

6-1162-CLO-1043

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:                      787 Inspection Process

Reference:	Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Inspection Process

The AGTA is hereby amended by adding the following new Section 5.6 immediately following Section 5.5 of the AGTA for the 787 Aircraft, the intent of which is to define the 787 inspection process [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Notwithstanding the foregoing, the representations, warranties, indemnities and agreements of Boeing made in the AGTA or the Purchase Agreement shall not be affected or deemed waived by reason of any investigation made by Customer pursuant to this Letter Agreement.

“5.6           Inspection Process.

5.6.1                      787 Inspection Procedures.

The 787 customer inspection program is similar to other Boeing commercial customer inspection systems with modifications, which are required to support the shortened manufacturing cycle of the 787. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Boeing will make available to Customer on a non-disruption and non-interference basis, access to the 787 Aircraft to perform certain Customer inspections, pursuant to the Customer Quality Support document in Attachment A hereto (which may be amended or supplemented from time to time), except as depicted in paragraph 5.6.2 below.

5.6.2                      General.

CQS will facilitate Customer’s inspections of the 787 Aircraft during the manufacturing process through a standard set of hardware inspection opportunities, technical reviews, and data sharing. As an accommodation for the Customer, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.  Assignment

This Letter Agreement is being provided to Customer as an accommodation and cannot be assigned, in whole or in part, without the prior written consent of Boeing, which such consent shall not be unreasonably withheld or delayed.

P.A. No. 3219
787 Inspection Process
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1043  Page

3.  Confidential Treatment.

Customer understands and agrees that certain commercial and/or financial information contained in this Letter Agreement are considered by Boeing as confidential.  Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the written consent of Boeing, disclose this Letter Agreement or any information contained here in to any other person or entity, except as may be required by law or governmental regulations.

If the foregoing correctly sets forth your understanding or our agreement with respect to the matters set forth above, please indicate your acceptance and approval below.  This Letter Agreement will become effective upon signature by Boeing and Customer.

EXECUTED on _________________

THE BOEING COMPANY

By _____________________

Its____Attorney-In-Fact____

ACCEPTED AND AGREED TO this

Date: _______________________, 2008

AMERICAN AIRLINES, INC.

By _____________________________

Its ______________________________

P.A. No. 3219
787 Inspection Process
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1043  Page

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Customer Services during Production

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